UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

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YOUR VOTE COUNTS



2026 Annual Meeting of Shareholders

Vote by May 13, 2026

8:00 am CT

For more information and to vote visit www.FCRVOTE.com/PSX

Control Number:

You invested in Phillips 66, and it is time to vote.

You have the right to vote on proposals being presented at the 2026 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2026.

Join the Virtual Meeting:

May 13, 2026
8:00 am CT
www.cesonlineservices.com/ psx26_vm



Get information before you vote

View the Notice and Proxy Statement and 2025 Annual Report online at www.FCRVote.com/PSX or you can receive a free paper or email copy of the materials by requesting prior to May 1, 2026. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may:

1. Visit www.FCRVote.com/PSX
2. Call (877) 750–9496
3. Email proxy@firstcoastresults.com

Unless requested, you will not receive a paper copy of the proxy materials.

1. Election of four Class II Directors named in this Proxy Statement to hold office until the 2029 Annual Meeting. Nominees: 1a. Gregory J. Hayes 1c. Denise R. Singleton 1b. Charles M. Holley 1d. Howard I. Ungerleider 2. Advisory vote to approve our executive compensation. 3. Ratification of the appointment of our independent registered public accounting firm, Ernst & Young LLP. To consider and act upon any other business that may properly come before the meeting or any adjournment thereof. For For For Vote at www.FCRVote.com/PSX THIS IS NOT A VOTABLE BALLOT This communication i s an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse s ide to access and review the proxy materials before voting on these important matters. Voting Items 2026 Annual Meeting of Shareholders Vote by May 13, 2026 8:00 am CT Board Recommends Control Number